         Exhibit 4.1
______________________________________________________________________________

PORTLAND GENERAL ELECTRIC COMPANY

TO

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION (AS SUCCESSOR TO WELLS FARGO BANK, NATIONAL ASSOCIATION)

Trustee.

Eighty-First Supplemental Indenture

Dated: August 15, 2023

$500,000,000 First Mortgage Bonds,
5.44% Series due 2030
5.48% Series due 2033
5.68% Series due 2038
5.78% Series due 2053
5.83% Series due 2059

Supplemental to Indenture of Mortgage and Deed of Trust,
dated July 1, 1945 of Portland General Electric Company.

THIS INSTRUMENT GRANTS A SECURITY INTEREST
BY A TRANSMITTING UTILITY
THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

This EIGHTY-FIRST SUPPLEMENTAL INDENTURE (hereinafter this “Supplemental Indenture”), dated August 15, 2023, is made by and between Portland General Electric Company, an Oregon corporation (hereinafter called the “Company”), and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association, as trustee), a national banking association, as Trustee (hereinafter called the “Trustee”).
WHEREAS, the Company has heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (herein sometimes referred to as the “Original Indenture”), dated July 1, 1945, to the Trustee to secure an issue of First Mortgage Bonds of the Company; and
WHEREAS, bonds in the aggregate principal amount of $34,000,000 have heretofore been issued under and in accordance with the terms of the Original Indenture as bonds of an initial series designated “First Mortgage Bonds, 3-1/8% Series due 1975” (herein sometimes referred to as the “Bonds of the 1975 Series”); and
WHEREAS, the Company has heretofore executed and delivered to the Trustee several supplemental indentures which provided, among other things, for amendment of the Original Indenture and for the creation or issuance of several new series of First Mortgage Bonds under the terms of the Original Indenture as follows:

Supplemental Indenture	Dated	Series Designation		Principal Amount
First	11-1-47	3-1/2%	Series due 1977	$ 6,000,000	(1)
Second	11-1-48	3-1/2%	Series due 1977	4,000,000	(1)
Third	5-1-52	3-1/2%	Second Series due 1977	4,000,000	(1)
Fourth	11-1-53	4-1/8%	Series due 1983	8,000,000	(2)
Fifth	11-1-54	3-3/8%	Series due 1984	12,000,000	(1)
Sixth	9-1-56	4-1/4%	Series due 1986	16,000,000	(1)
Seventh	6-1-57	4-7/8%	Series due 1987	10,000,000	(1)
Eighth	12-1-57	5-1/2%	Series due 1987	15,000,000	(3)
Ninth	6-1-60	5-1/4%	Series due 1990	15,000,000	(1)
Tenth	11-1-61	5-1/8%	Series due 1991	12,000,000	(1)
Eleventh	2-1-63	4-5/8%	Series due 1993	15,000,000	(1)
Twelfth	6-1-63	4-3/4%	Series due 1993	18,000,000	(1)
Thirteenth	4-1-64	4-3/4%	Series due 1994	18,000,000	(1)

Fourteenth	3-1-65	4.70%	Series due 1995	14,000,000	(1)
Fifteenth	6-1-66	5-7/8%	Series due 1996	12,000,000	(1)
Sixteenth	10-1-67	6.60%	Series due October 1, 1997	24,000,000	(1)
Seventeenth	4-1-70	8-3/4%	Series due April 1, 1977	20,000,000	(1)
Eighteenth	11-1-70	9-7/8%	Series due November 1, 2000	20,000,000	(4)
Nineteenth	11-1-71	8%	Series due November 1, 2001	20,000,000	(4)
Twentieth	11-1-72	7-3/4%	Series due November 1, 2002	20,000,000	(4)
Twenty-first	4-1-73	7.95%	Series due April 1, 2003	35,000,000	(4)
Twenty-second	10-1-73	8-3/4%	Series due October 1, 2003	17,000,000	(4)
Twenty-third	12-1-74	10-1/2%	Series due December 1, 1980	40,000,000	(1)
Twenty-fourth	4-1-75	10%	Series due April 1, 1982	40,000,000	(1)
Twenty-fifth	6-1-75	9-7/8%	Series due June 1, 1985	27,000,000	(1)
Twenty-sixth	12-1-75	11-5/8%	Series due December 1, 2005	50,000,000	(4)
Twenty-seventh	4-1-76	9-1/2%	Series due April 1, 2006	50,000,000	(4)
Twenty-eighth	9-1-76	9-3/4%	Series due September 1, 1996	62,500,000	(4)
Twenty-ninth	6-1-77	8-3/4%	Series due June 1, 2007	50,000,000	(4)
Thirtieth	10-1-78	9.40%	Series due January 1, 1999	25,000,000	(4)
Thirty-first	11-1-78	9.80%	Series due November 1, 1998	50,000,000	(4)
Thirty-second	2-1-80	13-1/4%	Series due February 1, 2000	55,000,000	(4)
Thirty-third	8-1-80	13-7/8%	Series due August 1, 2010	75,000,000	(4)
Thirty-sixth	10-1-82	13-1/2%	Series due October 1, 2012	75,000,000	(4)
Thirty-seventh	11-15-84	11-5/8%	Extendable Series A due November 15, 1999	75,000,000	(4)
Thirty-eighth	6-1-85	10-3/4%	Series due June 1, 1995	60,000,000	(4)
Thirty-ninth	3-1-86	9-5/8%	Series due March 1, 2016	100,000,000	(4)

Fortieth	10-1-90			Medium Term Note Series	200,000,000
Forty-first	12-1-91			Medium Term Note Series I	150,000,000	(1)
Forty-second	4-1-93	7-3/4%		Series due April 15, 2023	150,000,000	(4)
Forty-third	7-1-93			Medium Term Notes Series II	75,000,000	(1)
Forty-fourth	8-1-94			Medium Term Notes Series III	75,000,000	(1)
Forty-fifth	5-1-95			Medium Term Notes Series IV	75,000,000	(1)
Forty-sixth	8-1-96			Medium Term Notes Series V	50,000,000	(1)
Forty-seventh	12-14-01			Second Series due 2002	150,000,000	(4)
Forty-eighth	6-1-02			Collateral Series due 2003	72,000,000	(1)
Forty-ninth	6-1-02			Second Collateral Series due 2003	150,000,000	(1)
Fiftieth	10-1-02	8-1/8%		Series due 2010	150,000,000	(4)
Fifty-first	10-1-02	5.6675%		Series due 2012	100,000,000	(1)
Fifty-second	4-1-03	5.279%		Series due 2013	50,000,000	(4)
Fifty-third	5-1-03			Collateral Series A due 2033 Collateral Series B due 2033 Collateral Series C due 2033	23,600,000 97,800,000 21,000,000	(7)
Fifty-fourth	5-1-03			Collateral Series due 2004	150,000,000	(1)
Fifty-fifth	7-1-03			Medium Term Notes Series VI	100,000,000	(5)
Fifty-sixth	5-1-06	6.31 6.26	% %	Series due 2036 Series due 2031	175,000,000 100,000,000
Fifty-seventh	12-1-06	5.80%		Series due 2039	170,000,000
Fifty-eighth	4-1-07	5.81%		Series due 2037	130,000,000
Fifty-ninth	10-1-07	5.80%		Series due 2018	75,000,000	(4)
Sixtieth	4-1-08	4.45%		Second Series due 2013	50,000,000	(1)
Sixty-first	1-15-09	6.50 6.80	% %	Series due 2014 Series due 2016	63,000,000 67,000,000	(4) (4)
Sixty-second	4-1-09	6.10%		Series due 2019	300,000,000	(1)
Sixty-third	11-1-09	5.43%		Series due 2040	150,000,000
Sixty-fourth	1-15-10	3.46%		Series due 2015	70,000,000	(1)
Sixty-fifth	6-15-10	3.81%		Series due 2017	58,000,000	(4)

Sixty-sixth	5-29-13	N/A			N/A	(6)
Sixty-seventh	6-15-13	4.47 4.47	% %	Series due 2044 Series due 2043	150,000,000 75,000,000
Sixty-eighth	10-15-13	4.74 4.84	% %	Series due 2042 Series due 2048	105,000,000 50,000,000
Sixty-ninth	8-1-14	4.39 4.44 3.51	% % %	Series due 2045 Series due 2046 Series due 2024	100,000,000 100,000,000 80,000,000
Seventieth	1-1-15	3.55%		Series due 2030	75,000,000
Seventy-first	5-15-15	3.50%		Series due 2035	70,000,000
Seventy-second	1-1-16	2.51%		Series due 2021	140,000,000	(1)
Seventy-third	8-1-17	3.98%		Series due 2047	150,000,000
		3.98%		Series due 2048	75,000,000
Seventy-fourth	12-1-18	4.47%		Series due 2048	75,000,000
Seventy-fifth	4-1-19	4.30%		Series due 2049	200,000,000
Seventy-sixth	10-15-19	3.34%		Series due 2049	110,000,000
		3.34%		Series due 2050	160,000,000
Seventy-seventh	4-15-20	3.15%		Series due 2030	200,000,000
Seventy-eighth	12-1-20	1.84%		Series due 2027	160,000,000
	12-1-20	2.32%		Series due 2032	70,000,000
Seventy-ninth	9-15-21	1.82%		Series due 2028	100,000,000
	9-15-21	2.10%		Series due 2031	50,000,000
	9-15-21	2.20%		Series due 2034	100,000,000
	9-15-21	2.97%		Series due 2051	150,000,000
Eightieth	11/15/22	5.47%		Series due 2029	100,000,000
	11/15/22	5.56%		Series due 2033	100,000,000
(1)    Paid in full at maturity.
(2)    This entire issue of Bonds was redeemed out of proceeds from the sale of First Mortgage Bonds, 3-3/8% Series due 1984.
(3)    This entire issue of Bonds was redeemed out of proceeds from the sale of First Mortgage Bonds, 4-5/8% Series due 1993.
(4)    Redeemed in full prior to maturity.
(5)    $50,000,000 of such Medium Term Notes has matured and been paid in full. $50,000,000 of such Medium Term Notes was redeemed in full prior to maturity.
(6)    Amended Section 14.01 of the Original Indenture.
(7)    Cancelled prior to maturity in connection with redemption of underlying bonds.

which bonds are sometimes referred to herein as the “Bonds of the 1977 Series,” “Bonds of the 1977 Second Series,” “Bonds of the 1983 Series,” “Bonds of the 1984 Series,” “Bonds of the 1986 Series,” “Bonds of the 4⅞% Series due 1987,” “Bonds of the 5½% Series due 1987,” “Bonds of the 1990 Series,” “Bonds of the 1991 Series,” “Bonds of the 4⅝% Series due 1993,” “Bonds of the 4¾% Series due 1993,” “Bonds of the 1994 Series,” “Bonds of the 1995 Series,” “Bonds of the 1996 Series,” “Bonds of the 1997 Series,” “Bonds of the 1977 Third Series,” “Bonds of the 2000 Series,” “Bonds of the 2001 Series,” “Bonds of the 2002 Series,” “Bonds of the 2003 Series,” “Bonds of the 2003 Second Series,” “Bonds of the 1980 Series,” “Bonds of the 1982 Series,” “Bonds of the 1985 Series,” “Bonds of the 2005 Series,” “Bonds of the 2006 Series,” “Bonds of the 1996 Second Series,” “Bonds of the 2007 Series,” “Bonds of the 1999 Series,” “Bonds of the 1998 Series,” “Bonds of the 2000 Second Series,” “Bonds of the 2010 Series,” “Bonds of the 2012 Series,” “Bonds of the Extendable Series A,” “Bonds of the 1995 Second Series,” “Bonds of the 2016 Series,” “Bonds of the Medium Term Note Series,” “Bonds of the Medium Term Note Series I,” “Bonds of the 2023 Series,” “Bonds of the Medium Term Note Series II,” “Bonds of the Medium Term Note Series III,” “Bonds of the Medium Term Note Series IV,” “Bonds of the Medium Term Note Series V,” “Bonds of the 2002 Second Series,” “Bonds of the Collateral Series,” “Bonds of the Second Collateral Series,” “Bonds of the 2010 Second Series,” “Bonds of the 2012 Second Series,” “Bonds of the 2013 Series,” “Bonds of the 2033 Series,” “Bonds of the 2004 Collateral Series,” “Bonds of the Medium Term Note Series VI,” “Bonds of the 2036 Series,” “Bonds of the 2031 Series,” “Bonds of the 2039 Series,” “Bonds of the 2037 Series,” “Bonds of the 2018 Series,” “Bonds of the 2013 Second Series,” “Bonds of the 2014 Series,” “Bonds of the 2016 Series,” “Bonds of the 2019 Series,” “Bonds of the 2040 Series,” “Bonds of the 2015 Series,” “Bonds of the 2017 Series,” “Bonds of the 2044 Series,” “Bonds of the 2043 Series,” “Bonds of the 2042 Series,” “Bonds of the 2048 Series,” “Bonds of the 2045 Series,” “Bonds of the 2046 Series,” “Bonds of the 2024 Series,” “Bonds of the 2030 Series,” “Bonds of the 2035 Series,” “Bonds of the 2021 Series,” “Bonds of the 2047 Series,” “Bonds of the 2048 Series,” “Bonds of the 2048 Series,” “Bonds of the 2049 Series,” “Bonds of the 2049 Second Series,” “Bonds of the 2050 Series,” “Bonds of the 2030 Series,” “Bonds of the 2027 Series,” “Bonds of the 2032 Series,” “Bonds of the 2028 Series,” “Bonds of the 2031 Series,” “Bonds of the 2034 Series,” “Bonds of the 2051 Series,” “Bonds of the 2029 Series,” and “Bonds of the 2033 Series,” respectively; and

WHEREAS, the Original Indenture provides that the Company and the Trustee, subject to the conditions and restrictions in the Original Indenture contained, may enter into an indenture or indentures supplemental thereto, which shall thereafter form a part of said Original Indenture, among other things, to mortgage, pledge, convey, transfer, or assign to the Trustee and subject to the lien of the Original Indenture with the same force and effect as though included in the granting clauses thereof, additional properties acquired by the Company after the execution and delivery of the Original Indenture, and to provide for the creation of any series of bonds (other than the Bonds of the 1975 Series), designating the series to be created and specifying the form and provisions of the bonds of such series as therein provided or permitted, and to provide a sinking, amortization, replacement, or other analogous fund for the benefit of all or any of the bonds of any one or more series, of such character and of such amount, and upon such terms and conditions as shall be contained in such supplemental indenture; and
WHEREAS, the Company has heretofore executed and delivered to the Trustee eighty supplemental indentures amending in certain respects the Original Indenture (such Original Indenture as so supplemented and amended is hereinafter referred to as the “Mortgage”); and

WHEREAS, the Company desires to further amend the Mortgage in certain respects pursuant to Section 17.01 of the Original Indenture, and the Trustee has agreed to such amendments; and
WHEREAS, the Company desires to provide for the creation of five new series of bonds to be known as “First Mortgage Bonds, 5.44% Series due 2030” (sometimes herein referred to as the “Bonds of the 2030 Series”), “First Mortgage Bonds, 5.48% Series due 2033” (sometimes herein referred to as the “Bonds of the 2033 Series”), “First Mortgage Bonds, 5.68% Series due 2038” (sometimes herein referred to as the “Bonds of the 2038 Series”), “First Mortgage Bonds, 5.78% Series due 2053” (sometimes herein referred to as the “Bonds of the 2053 Series”) and “First Mortgage Bonds, 5.83% Series due 2059” (sometimes herein referred to as the “Bonds of the 2059 Series”) (collectively sometimes herein referred to as the “Bonds”), and to specify the form and provisions of the Bonds, and to mortgage, pledge, convey, transfer, or assign to the Trustee and to subject to the lien of the Mortgage certain additional properties acquired by the Company since the execution and delivery of the Original Indenture; and
WHEREAS, the Company intends at this time to provide for the issuance of $50,000,000 aggregate principal amount of Bonds of the 2030 Series, $150,000,000 aggregate principal amount of Bonds of the 2033 Series, $100,000,000 aggregate principal amount of Bonds of the 2038 Series, $100,000,000 aggregate principal amount of Bonds of the 2053 Series, and $100,000,000 aggregate principal amount of Bonds of the 2059 Series under and in accordance with the terms of the Mortgage and this Supplemental Indenture (the Mortgage as so supplemented and amended by this Supplemental Indenture referred to as the “Indenture”); and
WHEREAS, the Bonds of the 2030 Series and the Trustee’s authentication certificate to be executed on the Bonds of the 2030 Series are to be substantially in the following form, respectively:

(Form of Bond of the 5.44% Series due 2030)
[Face of Bond]
THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS BOND, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS BOND MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, PROVIDED THAT IN-HOUSE COUNSEL TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”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“ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS BOND FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT.

No. ______                                     $___________
CUSIP/PPN No. _______________

PORTLAND GENERAL ELECTRIC COMPANY
FIRST MORTGAGE BOND, 5.44% SERIES DUE 2030

ORIGINAL ISSUE DATE: August 29, 2023

    Portland General Electric Company, an Oregon corporation (hereinafter sometimes called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________________ Dollars on September 15, 2030 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date, and to pay interest thereon at the rate of 5.44 percent per annum (calculated on the basis of a 360-day year of twelve 30-day months) until the principal hereof is paid or made available for payment. Interest will be paid semi-annually in arrears on March 15 and September 15 (each an “Interest Payment Date”) each year from the Original Issue Date, which will be the date the first interest period commences, and on the Maturity Date, provided however, that the first Interest Payment Date will be March 15, 2024. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions, be paid to the person in whose name this bond (or one or more predecessor bonds) is registered at the close of business on the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date (the “Regular Record Date”); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Should the Company default in the payment of interest (“Defaulted Interest”), the Defaulted Interest shall be paid to the person in whose name this bond (or one or more predecessor bonds) is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such Defaulted Interest. As used herein, “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York are not required or authorized by law to close.

    Payment of the principal of and interest on this bond will be made in immediately available funds at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with payment at maturity (or, if applicable, upon redemption) made against presentation of this bond at such office or agency for cancellation. The Trustee, as paying agent of the Company, will make all payments of principal and interest by wire transfer of immediately available funds; provided, however, that appropriate written wire transfer instructions must have been received by the Trustee not less than sixteen days prior to the applicable Interest Payment Date, Maturity Date, or redemption date.

    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including terms of redemption, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

    This bond shall not become or be valid or obligatory for any purpose until the authentication certificate hereon shall have been signed by the Trustee.

    In Witness Whereof, Portland General Electric Company has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated: _____________________

PORTLAND GENERAL ELECTRIC COMPANY

By: ______________________________________
    Joseph Trpik, Jr.
    Senior Vice President and Chief     Financial Officer

Attest: _____________________
Assistant Secretary

(Form of Trustee’s Authentication Certificate for
Bonds of the 5.44% Series due 2030)

    This is one of the bonds, of the series designated herein, described in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

                        By:
                            Authorized Signatory

[Reverse of Bond]

    This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.44% Series due 2030 (sometimes herein referred to as the “Bonds of the 2030 Series”) limited to a maximum aggregate principal amount of $50,000,000. Bonds of the 2030 Series are bonds of an authorized issue of bonds of the Company known as First Mortgage Bonds, not limited as to maximum aggregate principal amount, all issued or issuable in one or more series under and equally secured (except insofar as any sinking fund, replacement fund, or other fund established in accordance with the provisions of the Indenture hereinafter mentioned may afford additional security for the bonds of any specific series) by an Indenture of Mortgage and Deed of Trust dated July 1, 1945, duly executed and delivered by the Company to Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as Trustee, as supplemented, amended, and modified by eighty supplemental indentures and by the Eighty-First Supplemental Indenture (such Indenture of Mortgage and Deed of Trust as so supplemented, amended, and modified by such eighty supplemental indentures and the Eighty-First Supplemental Indenture being hereinafter called the “Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the nature and extent of the security, and the rights, duties, and immunities thereunder of the Trustee, the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said bonds may be issued thereunder. Capitalized terms used herein and not defined herein shall have the respective meanings in the Indenture, unless otherwise noted.

The Bonds of the 2030 Series are not subject to any sinking fund.

    The Bonds of the 2030 Series may be redeemed by the Company prior to maturity as a whole, at any time, or in part, from time to time on notice given not more than ninety nor less than thirty days prior to the date of such redemption at the option of the Company at a price equal to the greater of (i) the principal amount of the portion of this bond to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on this bond (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2030 Series outstanding on or after June 15, 2030 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption.

    If this bond or any portion thereof ($10,000 or an integral multiple thereof) is duly called for redemption and payment duly provided for as specified in the Indenture, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for and shall cease to bear interest from and after the date fixed for such redemption.

    In the event of the selection for redemption of a portion only of the principal of this bond, payment of the redemption price will be made only upon surrender of this bond in exchange for a bond or bonds (but only of authorized denominations of the same series) for the unredeemed balance of the principal amount of this bond.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty percent in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the bonds and coupons if the modifications or alterations would adversely affect or diminish the rights of the holders of any bonds against the Company or its property; provided, however, that no such modification or alteration shall be made without the written approval or consent of all holders hereof which will (i) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof, (ii) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iii) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

    The transfer of this bond is registrable by the registered owner hereof in person or by such owner’s attorney duly authorized in writing, at the corporate trust office of the Trustee in St. Paul, Minnesota, upon surrender of this bond for cancellation and upon payment of any taxes or other governmental charges payable upon such transfer, and thereupon a new registered bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee or transferees in exchange therefor.

    The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payments of or on account of the principal hereof and interest due hereon, and for all other purposes, whether or not this bond shall be overdue, and neither the Company, the Trustee, nor any paying agent shall be affected by any notice to the contrary.

    Bonds of this series are issuable only in fully registered form without coupons in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $10,000. The registered owner of this bond at its option may surrender the same for cancellation at said office of the Trustee and receive in exchange therefor the same aggregate principal amount of registered bonds of the same series but of other authorized denominations upon payment of any taxes or other governmental charges payable upon such exchange and subject to the terms and conditions set forth in the Indenture. Bonds may be issued in a denomination of less than $100,000 (but in multiples of at least $10,000) if necessary to enable the registration of a transfer by a holder of its entire holding of bonds, or if necessary for the redemption of bonds.

    If an event of default as defined in the Indenture shall occur, the principal of this bond may become or be declared due and payable before maturity in the manner and with the effect provided in the Indenture. The holders, however, of certain specified percentages of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

    No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director, or officer, past, present, or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors, and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and as provided in the Indenture.
    The Indenture provides that this bond shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

(End of Form of Bond of the 5.44% Series due 2030)

and
    WHEREAS, the Bonds of the 2033 Series and the Trustee’s authentication certificate to be executed on the Bonds of the 2033 Series are to be substantially in the following form, respectively:

(Form of Bond of the 5.48% Series due 2033)
[Face of Bond]
THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS BOND, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS BOND MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, PROVIDED THAT IN-HOUSE COUNSEL TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”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“ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS BOND FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT.

No. ______                                      $___________
CUSIP/PPN No. _______________

PORTLAND GENERAL ELECTRIC COMPANY
FIRST MORTGAGE BOND, 5.48% SERIES DUE 2033

ORIGINAL ISSUE DATE: August 29, 2023

    Portland General Electric Company, an Oregon corporation (hereinafter sometimes called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________________ Dollars on September 15, 2033 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date, and to pay interest thereon at the rate of 5.48 percent per annum (calculated on the basis of a 360-day year of twelve 30-day months) until the principal hereof is paid or made available for payment. Interest will be paid semi-annually in arrears on March 15 and September 15 (each an “Interest Payment Date”) each year from the Original Issue Date, which will be the date the first interest period commences, and on the Maturity Date, provided however, that the first Interest Payment Date will be March 15, 2024. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions, be paid to the person in whose name this bond (or one or more predecessor bonds) is registered at the close of business on the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date (the “Regular Record Date”); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Should the Company default in the payment of interest (“Defaulted Interest”), the Defaulted Interest shall be paid to the person in whose name this bond (or one or more predecessor bonds) is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such Defaulted Interest. As used herein, “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York are not required or authorized by law to close.

    Payment of the principal of and interest on this bond will be made in immediately available funds at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with payment at maturity (or, if applicable, upon redemption) made against presentation of this bond at such office or agency for cancellation. The Trustee, as paying agent of the Company, will make all payments of principal and interest by wire transfer of immediately available funds; provided, however, that appropriate written wire transfer instructions must have been received by the Trustee not less than sixteen days prior to the applicable Interest Payment Date, Maturity Date, or redemption date.

    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including terms of redemption, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

    This bond shall not become or be valid or obligatory for any purpose until the authentication certificate hereon shall have been signed by the Trustee.

    In Witness Whereof, Portland General Electric Company has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated: _____________________

PORTLAND GENERAL ELECTRIC COMPANY

By: ______________________________________
    Joseph Trpik, Jr.
    Senior Vice President and Chief     Financial Officer

Attest: _____________________
Assistant Secretary

(Form of Trustee’s Authentication Certificate for
Bonds of the 5.48% Series due 2033)

    This is one of the bonds, of the series designated herein, described in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

                        By:
                            Authorized Signatory

[Reverse of Bond]

    This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.48% Series due 2033 (sometimes herein referred to as the “Bonds of the 2033 Series”) limited to a maximum aggregate principal amount of $150,000,000. Bonds of the 2033 Series are bonds of an authorized issue of bonds of the Company known as First Mortgage Bonds, not limited as to maximum aggregate principal amount, all issued or issuable in one or more series under and equally secured (except insofar as any sinking fund, replacement fund, or other fund established in accordance with the provisions of the Indenture hereinafter mentioned may afford additional security for the bonds of any specific series) by an Indenture of Mortgage and Deed of Trust dated July 1, 1945, duly executed and delivered by the Company to Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as Trustee, as supplemented, amended, and modified by eighty supplemental indentures and by the Eighty-First Supplemental Indenture (such Indenture of Mortgage and Deed of Trust as so supplemented, amended, and modified by such eighty supplemental indentures and the Eighty-First Supplemental Indenture being hereinafter called the “Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the nature and extent of the security, and the rights, duties, and immunities thereunder of the Trustee, the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said bonds may be issued thereunder. Capitalized terms used herein and not defined herein shall have the respective meanings in the Indenture, unless otherwise noted.

The Bonds of the 2033 Series are not subject to any sinking fund.

    The Bonds of the 2033 Series may be redeemed by the Company prior to maturity as a whole, at any time, or in part, from time to time on notice given not more than ninety nor less than thirty days prior to the date of such redemption at the option of the Company at a price equal to the greater of (i) the principal amount of the portion of this bond to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on this bond (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2033 Series outstanding on or after June 15, 2033 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption.

    If this bond or any portion thereof ($10,000 or an integral multiple thereof) is duly called for redemption and payment duly provided for as specified in the Indenture, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for and shall cease to bear interest from and after the date fixed for such redemption.

    In the event of the selection for redemption of a portion only of the principal of this bond, payment of the redemption price will be made only upon surrender of this bond in exchange for a bond or bonds (but only of authorized denominations of the same series) for the unredeemed balance of the principal amount of this bond.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty percent in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the bonds and coupons if the modifications or alterations would adversely affect or diminish the rights of the holders of any bonds against the Company or its property; provided, however, that no such modification or alteration shall be made without the written approval or consent of all holders hereof which will (i) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof, (ii) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iii) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

    The transfer of this bond is registrable by the registered owner hereof in person or by such owner’s attorney duly authorized in writing, at the corporate trust office of the Trustee in St. Paul, Minnesota, upon surrender of this bond for cancellation and upon payment of any taxes or other governmental charges payable upon such transfer, and thereupon a new registered bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee or transferees in exchange therefor.

    The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payments of or on account of the principal hereof and interest due hereon, and for all other purposes, whether or not this bond shall be overdue, and neither the Company, the Trustee, nor any paying agent shall be affected by any notice to the contrary.

    Bonds of this series are issuable only in fully registered form without coupons in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $10,000. The registered owner of this bond at its option may surrender the same for cancellation at said office of the Trustee and receive in exchange therefor the same aggregate principal amount of registered bonds of the same series but of other authorized denominations upon payment of any taxes or other governmental charges payable upon such exchange and subject to the terms and conditions set forth in the Indenture. Bonds may be issued in a denomination of less than $100,000 (but in multiples of at least $10,000) if necessary to enable the registration of a transfer by a holder of its entire holding of bonds, or if necessary for the redemption of bonds.

    If an event of default as defined in the Indenture shall occur, the principal of this bond may become or be declared due and payable before maturity in the manner and with the effect provided in the Indenture. The holders, however, of certain specified percentages of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

    No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director, or officer, past, present, or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors, and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and as provided in the Indenture.
    The Indenture provides that this bond shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

(End of Form of Bond of the 5.48% Series due 2033)

and
    WHEREAS, the Bonds of the 2038 Series and the Trustee’s authentication certificate to be executed on the Bonds of the 2038 Series are to be substantially in the following form, respectively:

(Form of Bond of the 5.68% Series due 2038)
[Face of Bond]
THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS BOND, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS BOND MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, PROVIDED THAT IN-HOUSE COUNSEL TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”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“ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS BOND FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT.

No. ______                                      $___________
CUSIP/PPN No. _______________

PORTLAND GENERAL ELECTRIC COMPANY
FIRST MORTGAGE BOND, 5.68% SERIES DUE 2038

ORIGINAL ISSUE DATE: September 14, 2023

    Portland General Electric Company, an Oregon corporation (hereinafter sometimes called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________________ Dollars on September 15, 2038 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date, and to pay interest thereon at the rate of 5.68 percent per annum (calculated on the basis of a 360-day year of twelve 30-day months) until the principal hereof is paid or made available for payment. Interest will be paid semi-annually in arrears on March 15 and September 15 (each an “Interest Payment Date”) each year from the Original Issue Date, which will be the date the first interest period commences, and on the Maturity Date, provided however, that the first Interest Payment Date will be March 15, 2024. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions, be paid to the person in whose name this bond (or one or more predecessor bonds) is registered at the close of business on the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date (the “Regular Record Date”); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Should the Company default in the payment of interest (“Defaulted Interest”), the Defaulted Interest shall be paid to the person in whose name this bond (or one or more predecessor bonds) is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such Defaulted Interest. As used herein, “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York are not required or authorized by law to close.

    Payment of the principal of and interest on this bond will be made in immediately available funds at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with payment at maturity (or, if applicable, upon redemption) made against presentation of this bond at such office or agency for cancellation. The Trustee, as paying agent of the Company, will make all payments of principal and interest by wire transfer of immediately available funds; provided, however, that appropriate written wire transfer instructions must have been received by the Trustee not less than sixteen days prior to the applicable Interest Payment Date, Maturity Date, or redemption date.

    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including terms of redemption, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

    This bond shall not become or be valid or obligatory for any purpose until the authentication certificate hereon shall have been signed by the Trustee.

    In Witness Whereof, Portland General Electric Company has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated: _____________________

PORTLAND GENERAL ELECTRIC COMPANY

By: ______________________________________
    Joseph Trpik, Jr.
    Senior Vice President and Chief     Financial Officer

Attest: _____________________
Assistant Secretary

(Form of Trustee’s Authentication Certificate for
Bonds of the 5.68% Series due 2038)

    This is one of the bonds, of the series designated herein, described in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

                        By:
                            Authorized Signatory

[Reverse of Bond]

    This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.68% Series due 2038 (sometimes herein referred to as the “Bonds of the 2038 Series”) limited to a maximum aggregate principal amount of $100,000,000. Bonds of the 2038 Series are bonds of an authorized issue of bonds of the Company known as First Mortgage Bonds, not limited as to maximum aggregate principal amount, all issued or issuable in one or more series under and equally secured (except insofar as any sinking fund, replacement fund, or other fund established in accordance with the provisions of the Indenture hereinafter mentioned may afford additional security for the bonds of any specific series) by an Indenture of Mortgage and Deed of Trust dated July 1, 1945, duly executed and delivered by the Company to Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as Trustee, as supplemented, amended, and modified by eighty supplemental indentures and by the Eighty-First Supplemental Indenture (such Indenture of Mortgage and Deed of Trust as so supplemented, amended, and modified by such eighty supplemental indentures and the Eighty-First Supplemental Indenture being hereinafter called the “Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the nature and extent of the security, and the rights, duties, and immunities thereunder of the Trustee, the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said bonds may be issued thereunder. Capitalized terms used herein and not defined herein shall have the respective meanings in the Indenture, unless otherwise noted.

The Bonds of the 2038 Series are not subject to any sinking fund.

    The Bonds of the 2038 Series may be redeemed by the Company prior to maturity as a whole, at any time, or in part, from time to time on notice given not more than ninety nor less than thirty days prior to the date of such redemption at the option of the Company at a price equal to the greater of (i) the principal amount of the portion of this bond to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on this bond (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2038 Series outstanding on or after June 15, 2038 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption.

    If this bond or any portion thereof ($10,000 or an integral multiple thereof) is duly called for redemption and payment duly provided for as specified in the Indenture, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for and shall cease to bear interest from and after the date fixed for such redemption.

    In the event of the selection for redemption of a portion only of the principal of this bond, payment of the redemption price will be made only upon surrender of this bond in exchange for a bond or bonds (but only of authorized denominations of the same series) for the unredeemed balance of the principal amount of this bond.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty percent in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the bonds and coupons if the modifications or alterations would adversely affect or diminish the rights of the holders of any bonds against the Company or its property; provided, however, that no such modification or alteration shall be made without the written approval or consent of all holders hereof which will (i) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof, (ii) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iii) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

    The transfer of this bond is registrable by the registered owner hereof in person or by such owner’s attorney duly authorized in writing, at the corporate trust office of the Trustee in St. Paul, Minnesota, upon surrender of this bond for cancellation and upon payment of any taxes or other governmental charges payable upon such transfer, and thereupon a new registered bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee or transferees in exchange therefor.

    The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payments of or on account of the principal hereof and interest due hereon, and for all other purposes, whether or not this bond shall be overdue, and neither the Company, the Trustee, nor any paying agent shall be affected by any notice to the contrary.

    Bonds of this series are issuable only in fully registered form without coupons in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $10,000. The registered owner of this bond at its option may surrender the same for cancellation at said office of the Trustee and receive in exchange therefor the same aggregate principal amount of registered bonds of the same series but of other authorized denominations upon payment of any taxes or other governmental charges payable upon such exchange and subject to the terms and conditions set forth in the Indenture. Bonds may be issued in a denomination of less than $100,000 (but in multiples of at least $10,000) if necessary to enable the registration of a transfer by a holder of its entire holding of bonds, or if necessary for the redemption of bonds.

    If an event of default as defined in the Indenture shall occur, the principal of this bond may become or be declared due and payable before maturity in the manner and with the effect provided in the Indenture. The holders, however, of certain specified percentages of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

    No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director, or officer, past, present, or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors, and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and as provided in the Indenture.
    The Indenture provides that this bond shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

(End of Form of Bond of the 5.68% Series due 2038)

and

    WHEREAS, the Bonds of the 2053 Series and the Trustee’s authentication certificate to be executed on the Bonds of the 2053 Series are to be substantially in the following form, respectively:

(Form of Bond of the 5.78% Series due 2053)
[Face of Bond]
THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS BOND, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS BOND MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, PROVIDED THAT IN-HOUSE COUNSEL TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”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“ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS BOND FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT.

No. ______                                      $___________
CUSIP/PPN No. _______________

PORTLAND GENERAL ELECTRIC COMPANY
FIRST MORTGAGE BOND, 5.78% SERIES DUE 2053

ORIGINAL ISSUE DATE: November 15, 2023

    Portland General Electric Company, an Oregon corporation (hereinafter sometimes called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________________ Dollars on November 15, 2053 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date, and to pay interest thereon at the rate of 5.78 percent per annum (calculated on the basis of a 360-day year of twelve 30-day months) until the principal hereof is paid or made available for payment. Interest will be paid semi-annually in arrears on May 15 and November 15 (each an “Interest Payment Date”) each year from the Original Issue Date, which will be the date the first interest period commences, and on the Maturity Date, provided however, that the first Interest Payment Date will be May 15, 2024. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions, be paid to the person in whose name this bond (or one or more predecessor bonds) is registered at the close of business on the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date (the “Regular Record Date”); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Should the Company default in the payment of interest (“Defaulted Interest”), the Defaulted Interest shall be paid to the person in whose name this bond (or one or more predecessor bonds) is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such Defaulted Interest. As used herein, “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York are not required or authorized by law to close.

    Payment of the principal of and interest on this bond will be made in immediately available funds at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with payment at maturity (or, if applicable, upon redemption) made against presentation of this bond at such office or agency for cancellation. The Trustee, as paying agent of the Company, will make all payments of principal and interest by wire transfer of immediately available funds; provided, however, that appropriate written wire transfer instructions must have been received by the Trustee not less than sixteen days prior to the applicable Interest Payment Date, Maturity Date, or redemption date.

    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including terms of redemption, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

    This bond shall not become or be valid or obligatory for any purpose until the authentication certificate hereon shall have been signed by the Trustee.

    In Witness Whereof, Portland General Electric Company has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated: _____________________

PORTLAND GENERAL ELECTRIC COMPANY

By: ______________________________________
    Joseph Trpik, Jr.
    Senior Vice President and Chief     Financial Officer

Attest: _____________________
Assistant Secretary

(Form of Trustee’s Authentication Certificate for
Bonds of the 5.78% Series due 2053)

    This is one of the bonds, of the series designated herein, described in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

                        By:
                            Authorized Signatory

[Reverse of Bond]

    This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.78% Series due 2053 (sometimes herein referred to as the “Bonds of the 2053 Series”) limited to a maximum aggregate principal amount of $100,000,000. Bonds of the 2053 Series are bonds of an authorized issue of bonds of the Company known as First Mortgage Bonds, not limited as to maximum aggregate principal amount, all issued or issuable in one or more series under and equally secured (except insofar as any sinking fund, replacement fund, or other fund established in accordance with the provisions of the Indenture hereinafter mentioned may afford additional security for the bonds of any specific series) by an Indenture of Mortgage and Deed of Trust dated July 1, 1945, duly executed and delivered by the Company to Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as Trustee, as supplemented, amended, and modified by eighty supplemental indentures and by the Eighty-First Supplemental Indenture (such Indenture of Mortgage and Deed of Trust as so supplemented, amended, and modified by such eighty supplemental indentures and the Eighty-First Supplemental Indenture being hereinafter called the “Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the nature and extent of the security, and the rights, duties, and immunities thereunder of the Trustee, the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said bonds may be issued thereunder. Capitalized terms used herein and not defined herein shall have the respective meanings in the Indenture, unless otherwise noted.

The Bonds of the 2053 Series are not subject to any sinking fund.

    The Bonds of the 2053 Series may be redeemed by the Company prior to maturity as a whole, at any time, or in part, from time to time on notice given not more than ninety nor less than thirty days prior to the date of such redemption at the option of the Company at a price equal to the greater of (i) the principal amount of the portion of this bond to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on this bond (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2053 Series outstanding on or after May 15, 2053 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption.

    If this bond or any portion thereof ($10,000 or an integral multiple thereof) is duly called for redemption and payment duly provided for as specified in the Indenture, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for and shall cease to bear interest from and after the date fixed for such redemption.

    In the event of the selection for redemption of a portion only of the principal of this bond, payment of the redemption price will be made only upon surrender of this bond in exchange for a bond or bonds (but only of authorized denominations of the same series) for the unredeemed balance of the principal amount of this bond.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty percent in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the bonds and coupons if the modifications or alterations would adversely affect or diminish the rights of the holders of any bonds against the Company or its property; provided, however, that no such modification or alteration shall be made without the written approval or consent of all holders hereof which will (i) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof, (ii) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iii) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

    The transfer of this bond is registrable by the registered owner hereof in person or by such owner’s attorney duly authorized in writing, at the corporate trust office of the Trustee in St. Paul, Minnesota, upon surrender of this bond for cancellation and upon payment of any taxes or other governmental charges payable upon such transfer, and thereupon a new registered bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee or transferees in exchange therefor.

    The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payments of or on account of the principal hereof and interest due hereon, and for all other purposes, whether or not this bond shall be overdue, and neither the Company, the Trustee, nor any paying agent shall be affected by any notice to the contrary.

    Bonds of this series are issuable only in fully registered form without coupons in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $10,000. The registered owner of this bond at its option may surrender the same for cancellation at said office of the Trustee and receive in exchange therefor the same aggregate principal amount of registered bonds of the same series but of other authorized denominations upon payment of any taxes or other governmental charges payable upon such exchange and subject to the terms and conditions set forth in the Indenture. Bonds may be issued in a denomination of less than $100,000 (but in multiples of at least $10,000) if necessary to enable the registration of a transfer by a holder of its entire holding of bonds, or if necessary for the redemption of bonds.

    If an event of default as defined in the Indenture shall occur, the principal of this bond may become or be declared due and payable before maturity in the manner and with the effect provided in the Indenture. The holders, however, of certain specified percentages of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

    No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director, or officer, past, present, or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors, and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and as provided in the Indenture.
    The Indenture provides that this bond shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

(End of Form of Bond of the 5.78% Series due 2053)

and

    WHEREAS, the Bonds of the 2059 Series and the Trustee’s authentication certificate to be executed on the Bonds of the 2059 Series are to be substantially in the following form, respectively:

(Form of Bond of the 5.83% Series due 2059)
[Face of Bond]
THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS BOND, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS BOND MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, PROVIDED THAT IN-HOUSE COUNSEL TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR”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“ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS BOND FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT.

No. ______                                      $___________
CUSIP/PPN No. _______________

PORTLAND GENERAL ELECTRIC COMPANY
FIRST MORTGAGE BOND, 5.83% SERIES DUE 2059

ORIGINAL ISSUE DATE: November 15, 2023

    Portland General Electric Company, an Oregon corporation (hereinafter sometimes called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________________ Dollars on November 15, 2059 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date, and to pay interest thereon at the rate of 5.83 percent per annum (calculated on the basis of a 360-day year of twelve 30-day months) until the principal hereof is paid or made available for payment. Interest will be paid semi-annually in arrears on May 15 and November 15 (each an “Interest Payment Date”) each year from the Original Issue Date, which will be the date the first interest period commences, and on the Maturity Date, provided however, that the first Interest Payment Date will be May 15, 2024. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions, be paid to the person in whose name this bond (or one or more predecessor bonds) is registered at the close of business on the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date (the “Regular Record Date”); provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal hereof shall be payable. Should the Company default in the payment of interest (“Defaulted Interest”), the Defaulted Interest shall be paid to the person in whose name this bond (or one or more predecessor bonds) is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such Defaulted Interest. As used herein, “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York are not required or authorized by law to close.

    Payment of the principal of and interest on this bond will be made in immediately available funds at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with payment at maturity (or, if applicable, upon redemption) made against presentation of this bond at such office or agency for cancellation. The Trustee, as paying agent of the Company, will make all payments of principal and interest by wire transfer of immediately available funds; provided, however, that appropriate written wire transfer instructions must have been received by the Trustee not less than sixteen days prior to the applicable Interest Payment Date, Maturity Date, or redemption date.

    Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including terms of redemption, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

    This bond shall not become or be valid or obligatory for any purpose until the authentication certificate hereon shall have been signed by the Trustee.

    In Witness Whereof, Portland General Electric Company has caused this instrument to be executed manually or in facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be imprinted hereon.

Dated: _____________________

PORTLAND GENERAL ELECTRIC COMPANY

By: ______________________________________
    Joseph Trpik, Jr.
    Senior Vice President and Chief     Financial Officer

Attest: _____________________
Assistant Secretary

(Form of Trustee’s Authentication Certificate for
Bonds of the 5.83% Series due 2059)

    This is one of the bonds, of the series designated herein, described in the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

                        By:
                            Authorized Signatory

[Reverse of Bond]

    This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.83% Series due 2059 (sometimes herein referred to as the “Bonds of the 2059 Series”) limited to a maximum aggregate principal amount of $100,000,000. Bonds of the 2059 Series are bonds of an authorized issue of bonds of the Company known as First Mortgage Bonds, not limited as to maximum aggregate principal amount, all issued or issuable in one or more series under and equally secured (except insofar as any sinking fund, replacement fund, or other fund established in accordance with the provisions of the Indenture hereinafter mentioned may afford additional security for the bonds of any specific series) by an Indenture of Mortgage and Deed of Trust dated July 1, 1945, duly executed and delivered by the Company to Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as Trustee, as supplemented, amended, and modified by eighty supplemental indentures and by the Eighty-First Supplemental Indenture (such Indenture of Mortgage and Deed of Trust as so supplemented, amended, and modified by such eighty supplemental indentures and the Eighty-First Supplemental Indenture being hereinafter called the “Indenture”), to which Indenture reference is hereby made for a description of the property mortgaged and pledged as security for said bonds, the nature and extent of the security, and the rights, duties, and immunities thereunder of the Trustee, the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said bonds may be issued thereunder. Capitalized terms used herein and not defined herein shall have the respective meanings in the Indenture, unless otherwise noted.

The Bonds of the 2059 Series are not subject to any sinking fund.

    The Bonds of the 2059 Series may be redeemed by the Company prior to maturity as a whole, at any time, or in part, from time to time on notice given not more than ninety nor less than thirty days prior to the date of such redemption at the option of the Company at a price equal to the greater of (i) the principal amount of the portion of this bond to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on this bond (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2059 Series outstanding on or after August 15, 2059 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption.

    If this bond or any portion thereof ($10,000 or an integral multiple thereof) is duly called for redemption and payment duly provided for as specified in the Indenture, this bond or such portion thereof shall cease to be entitled to the lien of the Indenture from and after the date payment is so provided for and shall cease to bear interest from and after the date fixed for such redemption.

    In the event of the selection for redemption of a portion only of the principal of this bond, payment of the redemption price will be made only upon surrender of this bond in exchange for a bond or bonds (but only of authorized denominations of the same series) for the unredeemed balance of the principal amount of this bond.

    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty percent in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and of the holders of the bonds and coupons if the modifications or alterations would adversely affect or diminish the rights of the holders of any bonds against the Company or its property; provided, however, that no such modification or alteration shall be made without the written approval or consent of all holders hereof which will (i) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof, (ii) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (iii) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

    The transfer of this bond is registrable by the registered owner hereof in person or by such owner’s attorney duly authorized in writing, at the corporate trust office of the Trustee in St. Paul, Minnesota, upon surrender of this bond for cancellation and upon payment of any taxes or other governmental charges payable upon such transfer, and thereupon a new registered bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee or transferees in exchange therefor.

    The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payments of or on account of the principal hereof and interest due hereon, and for all other purposes, whether or not this bond shall be overdue, and neither the Company, the Trustee, nor any paying agent shall be affected by any notice to the contrary.

    Bonds of this series are issuable only in fully registered form without coupons in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $10,000. The registered owner of this bond at its option may surrender the same for cancellation at said office of the Trustee and receive in exchange therefor the same aggregate principal amount of registered bonds of the same series but of other authorized denominations upon payment of any taxes or other governmental charges payable upon such exchange and subject to the terms and conditions set forth in the Indenture. Bonds may be issued in a denomination of less than $100,000 (but in multiples of at least $10,000) if necessary to enable the registration of a transfer by a holder of its entire holding of bonds, or if necessary for the redemption of bonds.

    If an event of default as defined in the Indenture shall occur, the principal of this bond may become or be declared due and payable before maturity in the manner and with the effect provided in the Indenture. The holders, however, of certain specified percentages of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

    No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, against any incorporator, shareholder, director, or officer, past, present, or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, shareholders, directors, and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and as provided in the Indenture.
    The Indenture provides that this bond shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

(End of Form of Bond of the 5.83% Series due 2059)

and

WHEREAS, all acts and proceedings required by law and by the charter or articles of incorporation and bylaws of the Company necessary to make the Bonds to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee, and duly issued, the valid, binding, and legal obligations of the Company, and to constitute this Supplemental Indenture a valid and binding instrument, have been done and taken; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized;
NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, that, in order to secure the payment of the principal of, premium, if any, and interest on all First Mortgage Bonds at any time issued and outstanding under the Original Indenture as supplemented and modified by the eighty supplemental indentures hereinbefore described and as supplemented and modified by this Supplemental Indenture, according to their tenor, purport, and effect, and to secure the performance and observance of all the covenants and conditions therein and herein contained, and for the purpose of confirming and perfecting the lien of the Indenture on the properties of the Company hereinafter described, or referred to, and for and in consideration of the premises and of the mutual covenants herein contained, and acceptance of the Bonds by the holders thereof, and for other valuable consideration, the receipt whereof is hereby acknowledged, the Company has executed and delivered this Supplemental Indenture and by these presents does grant, bargain, sell, warrant, alien, convey, assign, transfer, mortgage, pledge, hypothecate, set over, and confirm unto the Trustee the following property, rights, privileges, and franchises (in addition to all other property, rights, privileges, and franchises heretofore subjected to the lien of the Original Indenture as supplemented by the eighty supplemental indentures hereinbefore described and not heretofore released from the lien thereof, all of which shall secure all bonds, including the Bonds), to wit:
CLAUSE I
Without in any way limiting anything in the Mortgage or hereinafter described, all and singular the lands, real estate, chattels real, interests in land, leaseholds, ways, rights-of-way, easements, servitudes, permits and licenses, lands under water, riparian rights, franchises, privileges, electric generating plants, electric transmission and distribution systems, and all apparatus and equipment appertaining thereto, offices, buildings, warehouses, garages, and other structures, tracks, machine shops, materials and supplies, and all property of any nature appertaining to any of the plants, systems, business, or operations of the Company, whether or not affixed to the realty, used in the operation of any of the premises or plants or systems or otherwise, which have been acquired by the Company since the execution and delivery of the Original Indenture and not heretofore included in any indenture supplemental thereto, and now owned or which may hereafter be acquired by the Company (other than excepted property as defined in the Mortgage).

CLAUSE II
All corporate, Federal, State, municipal, and other permits, consents, licenses, bridge licenses, bridge rights, river permits, franchises, grants, privileges, and immunities of every kind and description, owned, held, possessed, or enjoyed by the Company (other than excepted property as defined in the Mortgage) and all renewals, extensions, enlargements, and modifications of any of them, which have been acquired by the Company since the execution and the delivery of the Original Indenture and not heretofore included in any indenture supplemental thereto, and now owned or which may hereafter be acquired by the Company.
CLAUSE III
Also all other property, real, personal, or mixed, tangible or intangible (other than excepted property as defined in the Mortgage) of every kind, character, and description and wheresoever situated, whether or not useful in the generation, manufacture, production, transportation, distribution, sale, or supplying of electricity, hot water, or steam, which has been acquired by the Company since the execution and delivery of the Original Indenture and not heretofore included in any indenture supplemental thereto, and now owned or which may hereafter be acquired by the Company (other than excepted property as defined in the Mortgage).
CLAUSE IV
Together with all and singular the plants, buildings, improvements, additions, tenements, hereditaments, easements, rights, privileges, licenses, and franchises and all other appurtenances whatsoever belonging or in any wise pertaining to any of the property hereby mortgaged or pledged, or intended so to be, or any part thereof, and the reversion and reversions, remainder and remainders, and the rents, revenues, issues, earnings, income, products, and profits thereof, and every part and parcel thereof, and all the estate, right, title, interest, property, claim, and demand of every nature whatsoever of the Company at law, in equity, or otherwise howsoever, in, of, and to such property and every part and parcel thereof (other than excepted property as defined in the Mortgage).
TO HAVE AND TO HOLD all of said property, real, personal, and mixed, and all and singular the lands, properties, estates, rights, franchises, privileges, and appurtenances hereby mortgaged, conveyed, pledged, or assigned, or intended so to be, together with all the appurtenances thereto appertaining and the rents, issues, and profits thereof, unto the Trustee and its successors and assigns, forever:
SUBJECT, HOWEVER, to the exceptions, reservations, restrictions, conditions, limitations, covenants, and matters contained in all deeds and other instruments whereunder the Company has acquired any of the property now owned by it, and to permitted encumbrances as defined in Subsection B of Section 1.11 of the Mortgage;
BUT IN TRUST NEVERTHELESS, for the equal and proportionate use, benefit, security, and protection of those who from time to time shall hold the bonds authenticated and delivered under the Original Indenture and the eighty supplemental indentures hereinbefore described or this Supplemental Indenture, and duly issued by the Company, without any discrimination, preference, or priority of any one bond over any other by reason of priority in the time of issue, sale, or negotiation thereof or otherwise, except as provided in Section 11.28 of the Mortgage, so that, subject to said Section 11.28, each and all of said bonds shall have the same right, lien, and privilege under the Original Indenture and the eighty supplemental indentures hereinbefore described, or this Supplemental

Indenture, and shall be equally secured thereby and hereby and shall have the same proportionate interest and share in the trust estate, with the same effect as if all of the bonds had been issued, sold, and negotiated simultaneously on the date of delivery of the Original Indenture;
AND UPON THE TRUSTS, USES, AND PURPOSES and subject to the covenants, agreements, and conditions in the Original Indenture and the eighty supplemental indentures hereinbefore described and herein set forth and declared.
article 1
BONDS OF THE 2030 SERIES AND
CERTAIN PROVISIONS RELATING THERETO.
SECTION 1.0aCertain Terms of Bonds of the 2030 Series. There is hereby established a series of First Mortgage Bonds of the Company designated and entitled as “First Mortgage Bonds, 5.44% Series due 2030” (sometimes referred to as the “Bonds of the 2030 Series”). The aggregate principal amount of the Bonds of the 2030 Series shall be limited to $50,000,000, excluding, however, any Bonds of the 2030 Series which may be executed, authenticated, and delivered in exchange for or in lieu of or in substitution for other Bonds of such Series pursuant to the provisions of the Indenture.
The definitive Bonds of the 2030 Series shall be issuable in substantially the form as hereinabove set forth in fully registered form without coupons in the denomination of $100,000, or any amount in excess thereof that is an integral multiple of $10,000.
Notwithstanding the provisions of Section 2.05 of the Mortgage, each Bond of the 2030 Series shall be dated as of the date sold by the Company (the “Original Issue Date”) and shall mature on September 15, 2030 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date. Each Bond of the 2030 Series shall bear interest from the Original Issue Date, which is the date the first interest period commences, at the rate of 5.44 per cent per annum (calculated on the basis of a 360-day year of twelve 30-day months), until payment of the principal thereof has been paid or made available for payment. Interest will be payable semi-annually in arrears on March 15 and September 15 (each an “Interest Payment Date”) each year commencing on March 15, 2024, and on the Maturity Date. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The person in whose name any Bond of the 2030 Series is registered at the close of business on the applicable Record Date (as defined below) with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Bond of the 2030 Series upon any registration of transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date, unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the person in whose name such Bond of the 2030 Series is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such defaulted interest; provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal thereof shall be payable. As used herein the term “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York, New York are not required or authorized by law to close. As used herein, the term “Record Date” with respect to any Interest Payment Date shall mean the fifteenth day (whether or not such day is a Business Day) next preceding such Interest Payment Date. The principal of the Bonds of the 2030 Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, and interest on such Bonds of the 2030 Series shall be payable in like coin or currency at said office or agency, with payment at maturity (or, if applicable, upon redemption) made against presentation of such Bonds for cancellation.
Upon compliance with the provisions of Section 2.06 of the Mortgage and as provided in this Supplemental Indenture, and upon payment of any taxes or other governmental charges payable upon such exchange, Bonds of the 2030 Series may be exchanged for a new Bond or Bonds of the 2030 Series of different authorized denominations of like aggregate principal amount. The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering permitted transfers of Bonds of the 2030 Series.
    Notwithstanding the provisions of Section 2.11 of the Mortgage, no service charge shall be made for any exchange or registration of transfer of Bonds of the 2030 Series, but the Company or the Trustee at either of their option may require payment of a sum sufficient to cover any tax or other governmental charge incident thereto.
SECTION 1.0bRedemption Provisions for Bonds of the 2030 Series. The Bonds of the 2030 Series may be redeemed prior to maturity at any time, in whole or in part, upon prior notice given by mailing such notice to the respective registered owners of such Bonds of the 2030 Series not less than thirty nor more than ninety days prior to the redemption date and as otherwise required by the provisions of Article Nine of the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100 percent of the principal amount of the portion of the Bonds of the 2030 Series to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on the Bonds of the 2030 Series (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2030 Series outstanding on or after June 15, 2030 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption. The Company shall give the Trustee notice of such redemption price immediately after the calculation thereof, and the Trustee shall have no responsibility for such calculation.
Notwithstanding the provisions of Section 9.03 of the Mortgage, in the case of any partial redemption of the Bonds of the 2030 Series, the principal amount of the Bonds to be redeemed shall be allocated pro rata among all holders of such Bonds of the 2030 Series at the time outstanding and in accordance with the unpaid principal amount thereof.
The following definitions shall apply for purposes of this Section 1.02:
(a) “Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable

Treasury Price for such redemption date. The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.
(b) “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds of the 2030 Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of the 2030 Series.
(c) “Comparable Treasury Price” means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the redemption date, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
(d) “Independent Investment Banker” means an independent investment and banking institution of national standing appointed by the Company.
(e) “Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City selected by the Independent Investment Banker.
(f) “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the fourth Business Day preceding the redemption date.
SECTION 1.0cSections 4.04, 4.05, and 4.06 to Remain in Effect. Notwithstanding the provisions of Sections 4.04, 4.05, 4.06, and 4.07 of the Mortgage, the provisions of Sections 4.04, 4.05, and 4.06 of the Mortgage shall remain in full force and effect and shall be performed by the Company so long as any Bonds of the 2030 Series remain outstanding.
SECTION 1.0dCertain Requirements of Mortgage to Remain Applicable. The requirements which are stated in the next to the last paragraph of Section 1.13 and in Clause (9) of Paragraph A of Section 3.01 of the Mortgage to be applicable so long as any of the Bonds of the 1975 Series are outstanding shall remain applicable so long as any of the Bonds of the 2030 Series are outstanding.
SECTION 1.0eCertain Exceptions to Sections 2.06 and 2.10 of the Mortgage. Notwithstanding the provisions of Section 2.06 or Section 2.10 of the Mortgage, the Company shall not be required (a) to issue, register, discharge from registration, exchange, or register the transfer of any Bond of the 2030 Series for a period of fifteen days next preceding any selection by the Trustee of Bonds of the 2030 Series to be redeemed or (b) to register, discharge from registration, exchange, or register the permitted transfer of any Bond of the 2030 Series so selected for redemption in its entirety or (c) to exchange or register the permitted transfer of any portion of a Bond of the 2030 Series which portion has been so selected for redemption.
SECTION 1.0fReference to Minimum Provision for Depreciation in Certificate of Available Additions. So long as any Bonds of the 2030 Series remain outstanding, all references to the minimum provision for depreciation in the form of certificate of available additions set forth in Section 3.03 of the Mortgage shall be included in any certificate of available additions filed with the Trustee, but whenever Bonds of the 2030 Series shall no longer be outstanding, all references to such minimum provisions for depreciation may be omitted from any such certificate.
SECTION 1.0gReporting Obligations. To the extent the Company is no longer required to file or does not voluntarily file the following documents with the Securities and Exchange Commission (the “SEC”), so long as any Bonds of the 2030 Series are outstanding, the Company shall furnish to the Trustee, within the time periods specified in the SEC’s rules and regulations, the following:
(a) All quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated subsidiaries and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants.
(b) All current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.
The Trustee shall retain such documents in accordance with its customary procedures.
Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein (as to which the Trustee may rely solely on Officers’ Certificates).
SECTION 1.0hCUSIP, ISIN, Private Placement, or Common Code Numbers. The Company in issuing the Bonds of the 2030 Series may use “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use such numbers in notices of redemption or repurchase as a convenience to holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the bonds or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the bonds, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers.
SECTION 1.0iDuration of Article One. This Article One shall be of force and effect only so long as any Bonds of the 2030 Series are outstanding.
article 2
BONDS OF THE 2033 SERIES AND
CERTAIN PROVISIONS RELATING THERETO.
SECTION 1.0aCertain Terms of Bonds of the 2033 Series. There is hereby established a series of First Mortgage Bonds of the Company designated and entitled as “First Mortgage Bonds, 5.48% Series due 2033” (sometimes referred to as the “Bonds of the 2033 Series”). The aggregate principal amount of the Bonds of the 2033 Series shall be limited to $150,000,000, excluding, however, any Bonds of the 2033 Series which may be executed, authenticated, and delivered in exchange for or in lieu of or in substitution for other Bonds of such Series pursuant to the provisions of the Indenture.
The definitive Bonds of the 2033 Series shall be issuable in substantially the form as hereinabove set forth in fully registered form without coupons in the denomination of $100,000, or any amount in excess thereof that is an integral multiple of $10,000.
Notwithstanding the provisions of Section 2.05 of the Mortgage, each Bond of the 2033 Series shall be dated as of the date sold by the Company (the “Original Issue Date”) and shall mature on September 15, 2033 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date. Each Bond of the 2033 Series shall bear interest from the Original Issue Date, which is the date the first interest period commences, at the rate of 5.48 per cent per annum (calculated on the basis of a 360-day year of twelve 30-day months), until payment of the principal thereof has been paid or made available for payment. Interest will be payable semi-annually in arrears on March 15 and September 15 (each an “Interest Payment Date”) each year commencing on March 15, 2024, and on the Maturity Date. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The person in whose name any Bond of the 2033 Series is registered at the close of business on the applicable Record Date (as defined below) with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Bond of the 2033 Series upon any registration of transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date, unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the person in whose name such Bond of the 2033 Series is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such defaulted interest; provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal thereof shall be payable. As used herein the term “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York, New York are not required or authorized by law to close. As used herein, the term “Record Date” with respect to any Interest Payment Date shall mean the fifteenth day (whether or not such day is a Business Day) next preceding such Interest Payment Date. The principal of the Bonds of the 2033 Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, and interest on such Bonds of the 2033 Series shall be payable in like coin or currency at said office or agency, with payment at maturity (or, if applicable, upon redemption) made against presentation of such Bonds for cancellation.
Upon compliance with the provisions of Section 2.06 of the Mortgage and as provided in this Supplemental Indenture, and upon payment of any taxes or other governmental charges payable upon such exchange, Bonds of the 2033 Series may be exchanged for a new Bond or Bonds of the 2033 Series of different authorized denominations of like aggregate principal amount. The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering permitted transfers of Bonds of the 2033 Series.

    Notwithstanding the provisions of Section 2.11 of the Mortgage, no service charge shall be made for any exchange or registration of transfer of Bonds of the 2033 Series, but the Company or the Trustee at either of their option may require payment of a sum sufficient to cover any tax or other governmental charge incident thereto.
SECTION 1.0bRedemption Provisions for Bonds of the 2033 Series. The Bonds of the 2033 Series may be redeemed prior to maturity at any time, in whole or in part, upon prior notice given by mailing such notice to the respective registered owners of such Bonds of the 2033 Series not less than thirty nor more than ninety days prior to the redemption date and as otherwise required by the provisions of Article Nine of the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100 percent of the principal amount of the portion of the Bonds of the 2033 Series to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on the Bonds of the 2033 Series (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2033 Series outstanding on or after June 15, 2033 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption. The Company shall give the Trustee notice of such redemption price immediately after the calculation thereof, and the Trustee shall have no responsibility for such calculation.
Notwithstanding the provisions of Section 9.03 of the Mortgage, in the case of any partial redemption of the Bonds of the 2033 Series, the principal amount of the Bonds to be redeemed shall be allocated pro rata among all holders of such Bonds of the 2033 Series at the time outstanding and in accordance with the unpaid principal amount thereof.
The following definitions shall apply for purposes of this Section 2.02:
(a) “Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.
(b) “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds of the 2033 Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of the 2033 Series.
(c) “Comparable Treasury Price” means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the redemption date, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

(d) “Independent Investment Banker” means an independent investment and banking institution of national standing appointed by the Company.
(e) “Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City selected by the Independent Investment Banker.
(f) “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the fourth Business Day preceding the redemption date.
SECTION 1.0cSections 4.04, 4.05, and 4.06 to Remain in Effect. Notwithstanding the provisions of Sections 4.04, 4.05, 4.06, and 4.07 of the Mortgage, the provisions of Sections 4.04, 4.05, and 4.06 of the Mortgage shall remain in full force and effect and shall be performed by the Company so long as any Bonds of the 2033 Series remain outstanding.
SECTION 1.0dCertain Requirements of Mortgage to Remain Applicable. The requirements which are stated in the next to the last paragraph of Section 1.13 and in Clause (9) of Paragraph A of Section 3.01 of the Mortgage to be applicable so long as any of the Bonds of the 1975 Series are outstanding shall remain applicable so long as any of the Bonds of the 2033 Series are outstanding.
SECTION 1.0eCertain Exceptions to Sections 2.06 and 2.10 of the Mortgage. Notwithstanding the provisions of Section 2.06 or Section 2.10 of the Mortgage, the Company shall not be required (a) to issue, register, discharge from registration, exchange, or register the transfer of any Bond of the 2033 Series for a period of fifteen days next preceding any selection by the Trustee of Bonds of the 2033 Series to be redeemed or (b) to register, discharge from registration, exchange, or register the permitted transfer of any Bond of the 2033 Series so selected for redemption in its entirety or (c) to exchange or register the permitted transfer of any portion of a Bond of the 2033 Series which portion has been so selected for redemption.
SECTION 1.0fReference to Minimum Provision for Depreciation in Certificate of Available Additions. So long as any Bonds of the 2033 Series remain outstanding, all references to the minimum provision for depreciation in the form of certificate of available additions set forth in Section 3.03 of the Mortgage shall be included in any certificate of available additions filed with the Trustee, but whenever Bonds of the 2033 Series shall no longer be outstanding, all references to such minimum provisions for depreciation may be omitted from any such certificate.
SECTION 1.0gReporting Obligations. To the extent the Company is no longer required to file or does not voluntarily file the following documents with the Securities and Exchange Commission (the “SEC”), so long as any Bonds of the 2033 Series are outstanding, the Company shall furnish to the Trustee, within the time periods specified in the SEC’s rules and regulations, the following:
(a) All quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated subsidiaries and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants.
(b) All current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.
The Trustee shall retain such documents in accordance with its customary procedures.
Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein (as to which the Trustee may rely solely on Officers’ Certificates).
SECTION 1.0hCUSIP, ISIN, Private Placement, or Common Code Numbers. The Company in issuing the Bonds of the 2033 Series may use “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use such numbers in notices of redemption or repurchase as a convenience to holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the bonds or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the bonds, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers.
SECTION 1.0iDuration of Article Two. This Article Two shall be of force and effect only so long as any Bonds of the 2033 Series are outstanding.
article 3
BONDS OF THE 2038 SERIES AND
CERTAIN PROVISIONS RELATING THERETO.
SECTION 1.0aCertain Terms of Bonds of the 2038 Series. There is hereby established a series of First Mortgage Bonds of the Company designated and entitled as “First Mortgage Bonds, 5.68% Series due 2038” (sometimes referred to as the “Bonds of the 2038 Series”). The aggregate principal amount of the Bonds of the 2038 Series shall be limited to $100,000,000, excluding, however, any Bonds of the 2038 Series which may be executed, authenticated, and delivered in exchange for or in lieu of or in substitution for other Bonds of such Series pursuant to the provisions of the Indenture.
The definitive Bonds of the 2038 Series shall be issuable in substantially the form as hereinabove set forth in fully registered form without coupons in the denomination of $100,000, or any amount in excess thereof that is an integral multiple of $10,000.
Notwithstanding the provisions of Section 2.05 of the Mortgage, each Bond of the 2038 Series shall be dated as of the date sold by the Company (the “Original Issue Date”) and shall mature on September 15, 2038 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date. Each Bond of the 2038 Series shall bear interest from the Original Issue Date, which is the date the first interest period commences, at the rate of 5.68 per cent per annum (calculated on the basis of a 360-day year of twelve 30-day months), until payment of the principal thereof has been paid or made available for payment. Interest will be payable semi-annually in arrears on March 15 and September 15 (each an “Interest Payment Date”) each year commencing on March 15, 2024, and on the

Maturity Date. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The person in whose name any Bond of the 2038 Series is registered at the close of business on the applicable Record Date (as defined below) with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Bond of the 2038 Series upon any registration of transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date, unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the person in whose name such Bond of the 2038 Series is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such defaulted interest; provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal thereof shall be payable. As used herein the term “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York, New York are not required or authorized by law to close. As used herein, the term “Record Date” with respect to any Interest Payment Date shall mean the fifteenth day (whether or not such day is a Business Day) next preceding such Interest Payment Date. The principal of the Bonds of the 2038 Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, and interest on such Bonds of the 2038 Series shall be payable in like coin or currency at said office or agency, with payment at maturity (or, if applicable, upon redemption) made against presentation of such Bonds for cancellation.
Upon compliance with the provisions of Section 2.06 of the Mortgage and as provided in this Supplemental Indenture, and upon payment of any taxes or other governmental charges payable upon such exchange, Bonds of the 2038 Series may be exchanged for a new Bond or Bonds of the 2038 Series of different authorized denominations of like aggregate principal amount. The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering permitted transfers of Bonds of the 2038 Series.
    Notwithstanding the provisions of Section 2.11 of the Mortgage, no service charge shall be made for any exchange or registration of transfer of Bonds of the 2038 Series, but the Company or the Trustee at either of their option may require payment of a sum sufficient to cover any tax or other governmental charge incident thereto.
SECTION 1.0bRedemption Provisions for Bonds of the 2038 Series. The Bonds of the 2038 Series may be redeemed prior to maturity at any time, in whole or in part, upon prior notice given by mailing such notice to the respective registered owners of such Bonds of the 2038 Series not less than thirty nor more than ninety days prior to the redemption date and as otherwise required by the provisions of Article Nine of the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100 percent of the principal amount of the portion of the Bonds of the 2038 Series to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on the Bonds of the 2038 Series (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2038 Series outstanding on or after June 15, 2038 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption. The Company shall give the Trustee notice of such redemption price immediately after the calculation thereof, and the Trustee shall have no responsibility for such calculation.
Notwithstanding the provisions of Section 9.03 of the Mortgage, in the case of any partial redemption of the Bonds of the 2038 Series, the principal amount of the Bonds to be redeemed shall be allocated pro rata among all holders of such Bonds of the 2038 Series at the time outstanding and in accordance with the unpaid principal amount thereof.
The following definitions shall apply for purposes of this Section 3.02:
(a) “Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.
(b) “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds of the 2038 Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of the 2038 Series.
(c) “Comparable Treasury Price” means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the redemption date, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
(d) “Independent Investment Banker” means an independent investment and banking institution of national standing appointed by the Company.
(e) “Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City selected by the Independent Investment Banker.
(f) “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the fourth Business Day preceding the redemption date.
SECTION 1.0cSections 4.04, 4.05, and 4.06 to Remain in Effect. Notwithstanding the provisions of Sections 4.04, 4.05, 4.06, and 4.07 of the Mortgage, the provisions of Sections 4.04, 4.05, and 4.06 of the Mortgage shall remain in full force and effect and shall be performed by the Company so long as any Bonds of the 2038 Series remain outstanding.

SECTION 1.0dCertain Requirements of Mortgage to Remain Applicable. The requirements which are stated in the next to the last paragraph of Section 1.13 and in Clause (9) of Paragraph A of Section 3.01 of the Mortgage to be applicable so long as any of the Bonds of the 1975 Series are outstanding shall remain applicable so long as any of the Bonds of the 2038 Series are outstanding.
SECTION 1.0eCertain Exceptions to Sections 2.06 and 2.10 of the Mortgage. Notwithstanding the provisions of Section 2.06 or Section 2.10 of the Mortgage, the Company shall not be required (a) to issue, register, discharge from registration, exchange, or register the transfer of any Bond of the 2038 Series for a period of fifteen days next preceding any selection by the Trustee of Bonds of the 2038 Series to be redeemed or (b) to register, discharge from registration, exchange, or register the permitted transfer of any Bond of the 2038 Series so selected for redemption in its entirety or (c) to exchange or register the permitted transfer of any portion of a Bond of the 2038 Series which portion has been so selected for redemption.
SECTION 1.0fReference to Minimum Provision for Depreciation in Certificate of Available Additions. So long as any Bonds of the 2038 Series remain outstanding, all references to the minimum provision for depreciation in the form of certificate of available additions set forth in Section 3.03 of the Mortgage shall be included in any certificate of available additions filed with the Trustee, but whenever Bonds of the 2038 Series shall no longer be outstanding, all references to such minimum provisions for depreciation may be omitted from any such certificate.
SECTION 1.0gReporting Obligations. To the extent the Company is no longer required to file or does not voluntarily file the following documents with the Securities and Exchange Commission (the “SEC”), so long as any Bonds of the 2038 Series are outstanding, the Company shall furnish to the Trustee, within the time periods specified in the SEC’s rules and regulations, the following:
(a) All quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated subsidiaries and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants.
(b) All current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.
The Trustee shall retain such documents in accordance with its customary procedures.
Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein (as to which the Trustee may rely solely on Officers’ Certificates).
SECTION 1.0hCUSIP, ISIN, Private Placement, or Common Code Numbers. The Company in issuing the Bonds of the 2038 Series may use “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use such numbers in notices of redemption or repurchase as a convenience to holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the bonds or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the bonds, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers.
SECTION 1.0iDuration of Article Three. This Article Three shall be of force and effect only so long as any Bonds of the 2038 Series are outstanding.
article 4
BONDS OF THE 2053 SERIES AND
CERTAIN PROVISIONS RELATING THERETO.
SECTION 1.0aCertain Terms of Bonds of the 2053 Series. There is hereby established a series of First Mortgage Bonds of the Company designated and entitled as “First Mortgage Bonds, 5.78% Series due 2053” (sometimes referred to as the “Bonds of the 2053 Series”). The aggregate principal amount of the Bonds of the 2053 Series shall be limited to $100,000,000, excluding, however, any Bonds of the 2053 Series which may be executed, authenticated, and delivered in exchange for or in lieu of or in substitution for other Bonds of such Series pursuant to the provisions of the Indenture.
The definitive Bonds of the 2053 Series shall be issuable in substantially the form as hereinabove set forth in fully registered form without coupons in the denomination of $100,000, or any amount in excess thereof that is an integral multiple of $10,000.
Notwithstanding the provisions of Section 2.05 of the Mortgage, each Bond of the 2053 Series shall be dated as of the date sold by the Company (the “Original Issue Date”) and shall mature on November 15, 2053 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date. Each Bond of the 2053 Series shall bear interest from the Original Issue Date, which is the date the first interest period commences, at the rate of 5.78 per cent per annum (calculated on the basis of a 360-day year of twelve 30-day months), until payment of the principal thereof has been paid or made available for payment. Interest will be payable semi-annually in arrears on May 15 and November 15 (each an “Interest Payment Date”) each year commencing with the first Interest Payment Date occurring after the Original Issue Date, and on the Maturity Date. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The person in whose name any Bond of the 2053 Series is registered at the close of business on the applicable Record Date (as defined below) with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Bond of the 2053 Series upon any registration of transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date, unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the person in whose name such Bond of the 2053 Series is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such defaulted interest; provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal thereof shall be payable. As used herein the term “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York, New York are not required or authorized by law to close. As used herein, the term “Record Date” with respect to any Interest Payment Date shall mean the fifteenth day (whether or not such day is a Business Day) next preceding such Interest Payment Date. The principal of the Bonds of the 2053 Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, and interest on such Bonds of the 2053 Series shall be payable in like coin or currency at said office or agency, with payment at maturity (or, if applicable, upon redemption) made against presentation of such Bonds for cancellation.
Upon compliance with the provisions of Section 2.06 of the Mortgage and as provided in this Supplemental Indenture, and upon payment of any taxes or other governmental charges payable upon such exchange, Bonds of the 2053 Series may be exchanged for a new Bond or Bonds of the 2053 Series of different authorized denominations of like aggregate principal amount. The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering permitted transfers of Bonds of the 2053 Series.
    Notwithstanding the provisions of Section 2.11 of the Mortgage, no service charge shall be made for any exchange or registration of transfer of Bonds of the 2053 Series, but the Company or the Trustee at either of their option may require payment of a sum sufficient to cover any tax or other governmental charge incident thereto.
SECTION 1.0bRedemption Provisions for Bonds of the 2053 Series. The Bonds of the 2053 Series may be redeemed prior to maturity at any time, in whole or in part, upon prior notice given by mailing such notice to the respective registered owners of such Bonds of the 2053 Series not less than thirty nor more than ninety days prior to the redemption date and as otherwise required by the provisions of Article Nine of the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100 percent of the principal amount of the portion of the Bonds of the 2053 Series to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on the Bonds of the 2053 Series (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2053 Series outstanding on or after May 15, 2053 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption. The Company shall give the Trustee notice of such redemption price immediately after the calculation thereof, and the Trustee shall have no responsibility for such calculation.
Notwithstanding the provisions of Section 9.03 of the Mortgage, in the case of any partial redemption of the Bonds of the 2053 Series, the principal amount of the Bonds to be redeemed shall be allocated pro rata among all holders of such Bonds of the 2053 Series at the time outstanding and in accordance with the unpaid principal amount thereof.
The following definitions shall apply for purposes of this Section 4.02:
(a) “Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable

Treasury Price for such redemption date. The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.
(b) “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds of the 2053 Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of the 2053 Series.
(c) “Comparable Treasury Price” means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the redemption date, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
(d) “Independent Investment Banker” means an independent investment and banking institution of national standing appointed by the Company.
(e) “Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City selected by the Independent Investment Banker.
(f) “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the fourth Business Day preceding the redemption date.
SECTION 1.0cSections 4.04, 4.05, and 4.06 to Remain in Effect. Notwithstanding the provisions of Sections 4.04, 4.05, 4.06, and 4.07 of the Mortgage, the provisions of Sections 4.04, 4.05, and 4.06 of the Mortgage shall remain in full force and effect and shall be performed by the Company so long as any Bonds of the 2053 Series remain outstanding.
SECTION 1.0dCertain Requirements of Mortgage to Remain Applicable. The requirements which are stated in the next to the last paragraph of Section 1.13 and in Clause (9) of Paragraph A of Section 3.01 of the Mortgage to be applicable so long as any of the Bonds of the 1975 Series are outstanding shall remain applicable so long as any of the Bonds of the 2053 Series are outstanding.
SECTION 1.0eCertain Exceptions to Sections 2.06 and 2.10 of the Mortgage. Notwithstanding the provisions of Section 2.06 or Section 2.10 of the Mortgage, the Company shall not be required (a) to issue, register, discharge from registration, exchange, or register the transfer of any Bond of the 2053 Series for a period of fifteen days next preceding any selection by the Trustee of Bonds of the 2053 Series to be redeemed or (b) to register, discharge from registration, exchange, or register the permitted transfer of any Bond of the 2053 Series so selected for redemption in its entirety or (c) to exchange or register the permitted transfer of any portion of a Bond of the 2053 Series which portion has been so selected for redemption.
SECTION 1.0fReference to Minimum Provision for Depreciation in Certificate of Available Additions. So long as any Bonds of the 2053 Series remain outstanding, all references to the minimum provision for depreciation in the form of certificate of available additions set forth in Section 3.03 of the Mortgage shall be included in any certificate of available additions filed with the Trustee, but whenever Bonds of the 2053 Series shall no longer be outstanding, all references to such minimum provisions for depreciation may be omitted from any such certificate.
SECTION 1.0gReporting Obligations. To the extent the Company is no longer required to file or does not voluntarily file the following documents with the Securities and Exchange Commission (the “SEC”), so long as any Bonds of the 2053 Series are outstanding, the Company shall furnish to the Trustee, within the time periods specified in the SEC’s rules and regulations, the following:
(a) All quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated subsidiaries and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants.
(b) All current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.
The Trustee shall retain such documents in accordance with its customary procedures.
Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein (as to which the Trustee may rely solely on Officers’ Certificates).
SECTION 1.0hCUSIP, ISIN, Private Placement, or Common Code Numbers. The Company in issuing the Bonds of the 2053 Series may use “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use such numbers in notices of redemption or repurchase as a convenience to holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the bonds or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the bonds, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers.
SECTION 1.0iDuration of Article Four. This Article Four shall be of force and effect only so long as any Bonds of the 2053 Series are outstanding.
article 5
BONDS OF THE 2059 SERIES AND
CERTAIN PROVISIONS RELATING THERETO.
SECTION 1.0aCertain Terms of Bonds of the 2059 Series. There is hereby established a series of First Mortgage Bonds of the Company designated and entitled as “First Mortgage Bonds, 5.83% Series due 2059” (sometimes referred to as the “Bonds of the 2059 Series”). The aggregate principal amount of the Bonds of the 2059 Series shall be limited to $100,000,000, excluding, however, any Bonds of the 2059 Series which may be executed, authenticated, and delivered in exchange for or in lieu of or in substitution for other Bonds of such Series pursuant to the provisions of the Indenture.
The definitive Bonds of the 2059 Series shall be issuable in substantially the form as hereinabove set forth in fully registered form without coupons in the denomination of $100,000, or any amount in excess thereof that is an integral multiple of $10,000.
Notwithstanding the provisions of Section 2.05 of the Mortgage, each Bond of the 2059 Series shall be dated as of the date sold by the Company (the “Original Issue Date”) and shall mature on November 15, 2059 (the “Maturity Date”), except to the extent redeemed or repaid prior to the Maturity Date. Each Bond of the 2059 Series shall bear interest from the Original Issue Date, which is the date the first interest period commences, at the rate of 5.83 per cent per annum (calculated on the basis of a 360-day year of twelve 30-day months), until payment of the principal thereof has been paid or made available for payment. Interest will be payable semi-annually in arrears on May 15 and November 15 (each an “Interest Payment Date”) each year commencing with the first Interest Payment Date occurring after the Original Issue Date, and on the Maturity Date. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and, in the case of an Interest Payment Date, but not the Maturity Date, no additional interest shall accrue. The person in whose name any Bond of the 2059 Series is registered at the close of business on the applicable Record Date (as defined below) with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Bond of the 2059 Series upon any registration of transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date, unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest shall be paid to the person in whose name such Bond of the 2059 Series is registered on a subsequent record date fixed by the Company, which subsequent record date shall be fifteen days prior to the payment of such defaulted interest; provided, however, that interest payable on the Maturity Date will be payable to the person to whom the principal thereof shall be payable. As used herein the term “Business Day” means any day, other than a Saturday or Sunday, on which banks in The City of New York, New York are not required or authorized by law to close. As used herein, the term “Record Date” with respect to any Interest Payment Date shall mean the fifteenth day (whether or not such day is a Business Day) next preceding such Interest Payment Date. The principal of the Bonds of the 2059 Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts at the office or agency of the Trustee located in St. Paul, Minnesota or such other office of the Trustee that functions as its financial operations center, and interest on such Bonds of the 2059 Series shall be payable in like coin or currency at said office or agency, with payment at maturity (or, if applicable, upon redemption) made against presentation of such Bonds for cancellation.
Upon compliance with the provisions of Section 2.06 of the Mortgage and as provided in this Supplemental Indenture, and upon payment of any taxes or other governmental charges payable upon such exchange, Bonds of the 2059 Series may be exchanged for a new Bond or Bonds of the 2059 Series of different authorized denominations of like aggregate principal amount. The Trustee hereunder shall, by virtue of its office as such Trustee, be the registrar and transfer agent of the Company for the purpose of registering permitted transfers of Bonds of the 2059 Series.

    Notwithstanding the provisions of Section 2.11 of the Mortgage, no service charge shall be made for any exchange or registration of transfer of Bonds of the 2059 Series, but the Company or the Trustee at either of their option may require payment of a sum sufficient to cover any tax or other governmental charge incident thereto.
SECTION 1.0bRedemption Provisions for Bonds of the 2059 Series. The Bonds of the 2059 Series may be redeemed prior to maturity at any time, in whole or in part, upon prior notice given by mailing such notice to the respective registered owners of such Bonds of the 2059 Series not less than thirty nor more than ninety days prior to the redemption date and as otherwise required by the provisions of Article Nine of the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100 percent of the principal amount of the portion of the Bonds of the 2059 Series to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any portion of such payments of interest accrued as of the date of redemption) due on the Bonds of the 2059 Series (or portion thereof) to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, together in each case with accrued and unpaid interest to the date of redemption. Notwithstanding the foregoing, so long as no event of default as defined in the Indenture shall then exist, any prepayment made by the Company of all or any portion of the Bonds of the 2059 Series outstanding on or after May 15, 2059 shall be made at 100% of the principal so prepaid plus accrued and unpaid interest to the date of redemption. The Company shall give the Trustee notice of such redemption price immediately after the calculation thereof, and the Trustee shall have no responsibility for such calculation.
Notwithstanding the provisions of Section 9.03 of the Mortgage, in the case of any partial redemption of the Bonds of the 2059 Series, the principal amount of the Bonds to be redeemed shall be allocated pro rata among all holders of such Bonds of the 2059 Series at the time outstanding and in accordance with the unpaid principal amount thereof.
The following definitions shall apply for purposes of this Section 5.02:
(a) “Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.
(b) “Comparable Treasury Issue” means the United States Treasury security confirmed by an Independent Investment Banker as having a maturity equal to the remaining term of the Bonds of the 2059 Series to be redeemed as of such date. If there are no such United States Treasury securities having a maturity equal to such remaining term, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run United States Treasury securities with the maturities (1) closest to and greater than such remaining term and (2) closest to and less than remaining term. If there is no available United States Treasury greater than such remaining term to be used for linear interpolation, and if there is no such United States Treasury constant maturity having a term equal to two years either side of such remaining term, the yield to maturity will be determined by the available United States Treasury whose maturity, is “closest” to the remaining term. The selection of this “closest" United States Treasury will be confirmed by the Independent Investment Banker.
(c) “Comparable Treasury Price” means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the redemption date, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
(d) “Independent Investment Banker” means an independent investment and banking institution of national standing appointed by the Company.
(e) “Reference Treasury Dealer” means a primary U.S. Government securities dealer in New York City selected by the Independent Investment Banker.
(f) “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the fourth Business Day preceding the redemption date.
SECTION 1.0cSections 4.04, 4.05, and 4.06 to Remain in Effect. Notwithstanding the provisions of Sections 4.04, 4.05, 4.06, and 4.07 of the Mortgage, the provisions of Sections 4.04, 4.05, and 4.06 of the Mortgage shall remain in full force and effect and shall be performed by the Company so long as any Bonds of the 2059 Series remain outstanding.
SECTION 1.0dCertain Requirements of Mortgage to Remain Applicable. The requirements which are stated in the next to the last paragraph of Section 1.13 and in Clause (9) of Paragraph A of Section 3.01 of the Mortgage to be applicable so long as any of the Bonds of the 1975 Series are outstanding shall remain applicable so long as any of the Bonds of the 2059 Series are outstanding.
SECTION 1.0eCertain Exceptions to Sections 2.06 and 2.10 of the Mortgage. Notwithstanding the provisions of Section 2.06 or Section 2.10 of the Mortgage, the Company shall not be required (a) to issue, register, discharge from registration, exchange, or register the transfer of any Bond of the 2059 Series for a period of fifteen days next preceding any selection by the Trustee of Bonds of the 2059 Series to be redeemed or (b) to register, discharge from registration, exchange, or register the permitted transfer of any Bond of the 2059 Series so selected for redemption in its entirety or (c) to exchange or register the permitted transfer of any portion of a Bond of the 2059 Series which portion has been so selected for redemption.
SECTION 1.0fReference to Minimum Provision for Depreciation in Certificate of Available Additions. So long as any Bonds of the 2059 Series remain outstanding, all references to the minimum provision for depreciation in the form of certificate of available additions set forth in Section 3.03 of the Mortgage shall be included in any certificate of available additions filed with the Trustee, but whenever Bonds of the 2059 Series shall no longer be outstanding, all references to such minimum provisions for depreciation may be omitted from any such certificate.

SECTION 1.0gReporting Obligations. To the extent the Company is no longer required to file or does not voluntarily file the following documents with the Securities and Exchange Commission (the “SEC”), so long as any Bonds of the 2059 Series are outstanding, the Company shall furnish to the Trustee, within the time periods specified in the SEC’s rules and regulations, the following:
(a) All quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Company and its consolidated subsidiaries and, with respect to the annual information only, a report thereon by the Company’s certified independent accountants.
(b) All current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports.
The Trustee shall retain such documents in accordance with its customary procedures.
Delivery of such reports, information, and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein (as to which the Trustee may rely solely on Officers’ Certificates).
SECTION 1.0hCUSIP, ISIN, Private Placement, or Common Code Numbers. The Company in issuing the Bonds of the 2059 Series may use “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers (if then generally in use) and, if so, the Trustee shall use such numbers in notices of redemption or repurchase as a convenience to holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the bonds or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the bonds, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in “CUSIP,” “ISIN,” “Private Placement,” or “Common Code” numbers.
SECTION 1.0iDuration of Article Five. This Article Five shall be of force and effect only so long as any Bonds of the 2059 Series are outstanding.
article 6
TRUSTEE.
SECTION 1.0aDuties of Trustee. The Trustee hereby accepts the trust hereby created. The Trustee undertakes, prior to the occurrence of an event of default and after the curing of all events of default which may have occurred, to perform such duties and only such duties as are specifically set forth in the Original Indenture as heretofore and hereby supplemented and modified, on and subject to the terms and conditions set forth in the Original Indenture as so supplemented and modified, and in case of the occurrence of an event of default (which has not been cured) to exercise such of the rights and powers vested in it by the Original Indenture as so supplemented and modified, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

    The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the Bonds issued hereunder or the due execution thereof by the Company. The Trustee shall be under no obligation or duty with respect to the filing, registration, or recording of this Supplemental Indenture or the re-filing, re-registration, or re-recording thereof. The recitals of fact contained herein or in the Bonds (other than the Trustee’s authentication certificate) shall be taken as the statements solely of the Company, and the Trustee assumes no responsibility for the correctness thereof.
article 7
MISCELLANEOUS PROVISIONS.
SECTION 1.0aDate of this Supplemental Indenture. Although this Supplemental Indenture, for convenience and for the purpose of reference, is dated August 15, 2023, the actual date of execution by the Company and by the Trustee is as indicated by their respective acknowledgments hereto annexed.
SECTION 1.0bRelation to Original Indenture. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture as heretofore supplemented and modified, and as supplemented and modified hereby, the Original Indenture as heretofore supplemented and modified is in all respects ratified and confirmed, and the Original Indenture as heretofore and hereby supplemented and modified shall be read, taken, and construed as one and the same instrument. All terms used in this Supplemental Indenture shall be taken to have the same meaning as in the Original Indenture except in cases where the context clearly indicates otherwise.
SECTION 1.0cInvalid, Illegal, or Unenforceable Provisions. In case any one or more of the provisions contained in this Supplemental Indenture or in the Bonds shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Supplemental Indenture, but this Supplemental Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.
SECTION 1.0dCounterparts. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.
SECTION 1.0eConflicting Provision. If any provision of this Supplemental Indenture conflicts with another provision of the Mortgage required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Indenture) by any of the provisions of said Act, such required provision shall control.
SECTION 1.0fHeadings. Article and Section headings and the table of contents used herein are for convenience of reference only, are not part of this Supplemental Indenture, and are not to affect the construction of, or to be taken into consideration in interpreting, this Supplemental Indenture.
SECTION 1.0gGoverning Law. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK DETERMINED WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE

STATE OF NEW YORK), PROVIDED THAT THE FOREGOING SHALL NOT APPLY TO THE CREATION OR ENFORCEMENT OF ANY LIEN ON REAL PROPERTY CREATED BY THE INDENTURE, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH SUCH REAL PROPERTY IS LOCATED.
SECTION 1.0hAddresses for Notices to the Trustee. Any notice, direction, request or demand hereunder to or upon the Trustee shall be in writing (including facsimile and electronic mail in PDF format) and shall be deemed to have been sufficiently given or made, for all purposes, if given or served by overnight courier, electronic mail in PDF format, or by being deposited postage prepaid by registered or certified mail in a post office letter box, addressed to the Trustee at: Computershare Trust Company, National Association, CTSO Mail Operations, 1505 Energy Park Drive, St. Paul, Minnesota, 55108, Attn: Corporate Trust Services – Portland General Electric Company Administrator/Casey Boyle. The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.
SECTION 1.0iTax Withholding.  By acceptance of any Bond issued hereunder, unless otherwise prohibited by law, each holder is deemed to agree to provide to the Company, the Trustee or any agent any information or certification that may be required under applicable law with respect to withholding, backup withholding or information reporting, and update or replace such form, information or certification in accordance with its terms or its subsequent amendments to the extent necessary. Notwithstanding any other provision of this Supplemental Indenture, failure of a holder to provide the required tax certificates and information may result in amounts of tax being withheld from the payment to such holder without liability, provided that, except as otherwise required by applicable law, the Company and Trustee will not withhold from any applicable payment to be made to a holder of a Bond that is not a United States Person any tax so long as such holder shall have delivered to the Company (in such number of copies as shall be requested) on or about the date on which such holder becomes a holder under this Supplemental Indenture (and from time to time thereafter upon the reasonable request of the Company, the Trustee or any agent), copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, as well as the applicable “U.S. Tax Compliance Certificate”, and any successor or additional form, information or certification as may be required by applicable law, in each case correctly completed and executed. The Company, the Trustee, or any agent, as the case may be, shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so withheld or deducted. The Company, the Trustee, or any agent, as the case may be, shall have no obligation to gross up any payment hereunder or pay any additional amount as a result of such withholding tax. The Company agrees to provide to the Trustee, upon request, sufficient information about Bond holders or other applicable parties and/or transactions (including any modification to the terms of such transactions), to the extent that such information is in the possession of the Company, so as to enable the Trustee to determine whether it has tax related obligations under applicable law. Nothing in this Section 7.09 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company or Trustee is required to obtain such information under applicable law with respect to withholding, backup withholding or information reporting and, in such event, the Company and Trustee shall treat any such information it receives as confidential (except to the extent necessary to report to the applicable taxing authority). The terms of this section shall survive the resignation or removal of the Trustee and the termination of this Supplemental Indenture.
In connection with any proposed transfer of a Bond, the transferor shall be required to use commercially reasonable efforts to provide or cause to be provided to the Trustee all information necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Internal Revenue Code.  The Trustee shall be entitled to rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

IN WITNESS WHEREOF, Portland General Electric Company has caused this Supplemental Indenture to be signed in its corporate name by its President or one of its Executive Vice Presidents or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, and in token of its acceptance of the trusts created hereunder, Computershare Trust Company, National Association has caused this Supplemental Indenture to be signed in its corporate name by one of its Vice Presidents or one of its Assistant Vice Presidents or one of its Corporate Trust Officers, all as of the day and year first above written.

PORTLAND GENERAL ELECTRIC COMPANY

By:    /s/ Joseph Trpik, Jr.
Name: Joseph Trpik, Jr.
Title: Senior Vice President and Chief          Financial Officer

Attest:    /s/ Kristina Benson
Name:    Kristina Benson
Title:    Assistant Secretary

(Seal)

Portland General Electric Company 81st Supplemental Indenture
to Indenture of Mortgage and Deed of Trust, dated July 1, 1945
(Company Signature Page)

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:    /s/ Corey J. Dahlstrand
Name:    Corey J. Dahlstrand
Title:    Vice President

Portland General Electric Company 81st Supplemental Indenture
to Indenture of Mortgage and Deed of Trust, dated July 1, 1945
(Trustee Signature Page)

State of Oregon    )
    ) ss.
County of Multnomah    )

    The foregoing instrument was acknowledged before me on this 16th day of August, 2023 by Joseph Trpik, Jr., Senior Vice President and Chief Financial Officer of PORTLAND GENERAL ELECTRIC COMPANY, an Oregon corporation, on behalf of said corporation.

                                /s/ Jacqueline Brown
                            Notary Public for Oregon
                            My Commission Expires     1/3/2025

[NOTARIAL SEAL]

Portland General Electric Company 81st Supplemental Indenture
to Indenture of Mortgage and Deed of Trust, dated July 1, 1945
(Company Acknowledgement - Signature Page)

ACKNOWLEDGMENT
STATE OF MINNESOTA    )
    )    ss.
COUNTY OF RAMSEY    )
On August 18, 2023, before me, Mary Guy Monson-Owen, a Notary Public, personally appeared Corey J. Dahlstrand, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of Minnesota that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

    /s/ Mary Guy Monson-Owen     (Seal)

Portland General Electric Company 81st Supplemental Indenture
to Indenture of Mortgage and Deed of Trust, dated July 1, 1945
(Trustee Acknowledgement - Signature Page)

State of Oregon    )
    ) ss.
County of Multnomah    )

    Joseph Trpik, Jr. and Kristina Benson, the Senior Vice President and Chief Financial Officer, and Assistant Secretary, respectively, of PORTLAND GENERAL ELECTRIC COMPANY, an Oregon corporation, the mortgagor in the foregoing mortgage named, being first duly sworn, on oath depose and say that they are the officer above named of said corporation and that this affidavit is made for and on its behalf by authority of its Board of Directors and that the aforesaid mortgage is made by said mortgagor in good faith, and without any design to hinder, delay, or defraud creditors.

Subscribed and sworn to before me this 16th day of August, 2023.

                                /s/ Jacqueline Brown
                            Notary Public for Oregon
                            My Commission Expires     1/3/2025

[NOTARIAL SEAL]

Portland General Electric Company 81st Supplemental Indenture
to Indenture of Mortgage and Deed of Trust, dated July 1, 1945
(Company Acknowledgement - Signature Page)